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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: August 4, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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EXHIBIT 99.   CONTRACT STATUS SUMMARY AT AUGUST 4, 2004


ITEM 9.    REGULATION FD DISCLOSURE


     Murphy Sarawak Oil Company, Ltd. ("Murphy") has exercised the second of their four options which now results in the Murphy drilling program for the ATWOOD SOUTHERN CROSS being the drilling of four firm wells with options to drill two additional wells. The rig has commenced drilling of the third of the now four firm wells, with a dayrate of $40,000 for these two remaining wells. Taking into account the two remaining firm wells, the drilling program could extend into October 2004. Immediately upon completion of its current drilling program, the rig will commence its contract with Daewoo International Corporation involving two firm wells and an option for an additional well offshore Myanmar.

     Sarawak Shell Berhad ("Shell") has exercised the first of their three options which now results in the Shell drilling program for the ATWOOD FALCON including three firm wells with options to drill two additional wells. If no additional options are exercised, the Shell drilling program is anticipated to extend into January 2004.

     Additional information with respect to the Company's Contract Status Summary at August 4, 2004 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ATWOOD OCEANICS, INC.
                                                (Registrant)



                                                /s/ James M. Holland
                                                James M. Holland
                                                Senior Vice President

                                                DATE: August 4, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                   IPTION

99.1     Contract Status Summary at August 4, 2004

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                                                             EXHIBIT 99.1
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                           AT AUGUST 4, 2004






NAME OF RIG              LOCATION            CUSTOMER                   CONTRACT STATUS
-----------              --------            ---------------            -----------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig has commenced working under the Shell contract
                                             ("SHELL")                  which now involves the drilling of three firm wells
                                                                        with options to drill two additional wells and is
                                                                        currently anticipated to extend into January 2005.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     The rig has commenced drilling its sixth well for BHP.
                                             PTY. LTD. ("BHP")          BHP has an option to drill one more well prior to the
                                                                        rig commencing its drilling program for Woodside
                                                                        Energy, LTD. ("Woodside").  If the one option well is
                                                                        not drilled, the current drilling program with BHP
                                                                        should be completed at the end of August 2004, with
                                                                        the rig then commencing its two firm wells plus one
                                                                        option well drilling program for Woodside.  BHP has
                                                                        been granted three additional option wells which can
                                                                        only be drilled after the completion of the Woodside
                                                                        contract and are subject to mutual agreement on
                                                                        timing.  In the event that the current BHP drilling
                                                                        program is further extended, and Woodside is unable to
                                                                        drill both firm wells before the end of November 2004,
                                                                        Woodside has the right to reduce its commitment to one
                                                                        firm well.

SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on October 1, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.


ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004, the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which now includes the drilling of four firm
                                                                        wells plus options to drill an additional two wells.
                                                                        The rig has been awarded a contract by Daewoo
                                                                        International Corporation ("Daewoo") to drill two firm
                                                                        wells plus an option to drill one additional well
                                                                        offshore Myanmar.  The Daewoo work would commence
                                                                        immediately after completing the Murphy program.  The
                                                                        drilling of the two firm wells is estimated to take 60
                                                                        to 80 days to complete.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 THAILAND          CHEVRON OFFSHORE            In May 2004 the rig's contract with ExxonMobil
                                            (THAILAND) LIMITED          Exploration & Production Malaysia Inc. ("EMEPMI") was
                                            ("CHEVRON")                 suspended and the rig moved to Thailand to commence a
                                                                        drilling program for Chevron.  This program is
                                                                        expected to take approximately five months to
                                                                        complete, at which time, the rig will be moved back to
                                                                        Malaysia whereby EMEPMI will reinstate the rig's
                                                                        contract.  Upon reinstatement, the EMEPMI drilling
                                                                        commitment will include the estimated five months
                                                                        suspension period plus an extension of twelve months,
                                                                        for a total of seventeen months commencing in October
                                                                        2004. Once EMEPMI recommences its contract, it will
                                                                        retain its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             PREPARING TO BE                               The ATWOOD BEACON has incurred damage to all three
                          MOVED TO A                                    legs and the derrick as a result of an incident on
                          SHIPYARD IN                                   July 25, 2004, while positioning the rig for its next
                          SINGAPORE                                     well in Indonesia.  The Company's current plan, which
                                                                        is subject to further analysis and revision, is to
                                                                        remove the legs on location and then transport the rig
                                                                        and the legs to the builder's shipyard in Singapore
                                                                        for inspection and repairs.  Presently, the Company is
                                                                        unable to determine the time necessary for repairs.
                                                                        The current contract for the rig had approximately 60
                                                                        days remaining in its term.  The Company is discussing
                                                                        the status of the contract with the operator.
                                                                        However, until the repair period for the rig is better
                                                                        defined, the Company is unable to comment on future
                                                                        contract plans and marketing options involving the
                                                                        rig.
SUBMERSIBLE -
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is currently drilling a second well for ADTI
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   which was assigned from Helis Oil & Gas Company
                                                                        ("Helis").  Upon completion of this well, the rig will
                                                                        have two firm wells to drill for Helis, with Helis
                                                                        having options to drill four additional wells. The
                                                                        drilling of the remaining firm wells is expected to
                                                                        take 90 to 120 days to complete and if all four option
                                                                        wells are drilled, the contract could extend to around
                                                                        200 to 270 days.


MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.
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